UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 21, 2025

Date of Report (date of earliest event reported)

Yorkville Acquisition Corp.

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-42720	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1012 Springfield Avenue

Mountainside, New Jersey 07092

(Address of principal executive offices)

(210) 985-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	YORKU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	YORK	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	YORKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 26, 2025, Yorkville Acquisition Corp., a Cayman Islands exempted company (the “Company” or the “SPAC”), announced that it executed a Business Combination Agreement (the “Business Combination Agreement”), dated as of August 25, 2025, with YA S3 Inc., a Florida corporation and an indirect wholly owned subsidiary of the Company (“SPAC Sub”), Foris Holdings KY Limited, a Cayman Islands exempted company known commercially as Crypto.com (“Crypto.com”), Crypto.com Strategy Holdings, a Cayman Islands exempted company (“Crypto.com Sub”), Yorkville Acquisition Sponsor, LLC, a Delaware limited liability company (“Sponsor”), and Trump Media & Technology Group Corp., a Florida corporation (“TMTG” and together with Crypto.com Sub and the Sponsor, the “Sellers”) (the transactions contemplated by the Business Combination Agreement and the ancillary documents related thereto, the “Transactions”). The Company, SPAC Sub, Crypto.com, Crypto.com Sub, TMTG and Sponsor are referred to herein individually as a “Party” and, collectively, as the “Parties.” This Current Report on Form 8-K (this “Current Report”) provides a summary of the Business Combination Agreement and the other agreements entered into (and certain agreements to be entered into) in connection with the Transactions. The descriptions of these agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements or the forms of these agreements, as applicable, copies of which are filed as Exhibits 2.1, 4.1, 4.2, 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report and are incorporated by reference into this Current Report.

Business Combination Agreement

The below description of the Business Combination Agreement and the Transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the actual agreement, a copy of which is filed with this Current Report as Exhibit 2.1, and the terms of which are incorporated in this Current Report by reference. Capitalized terms used but not otherwise defined in this Current Report will have the meanings given to them in the Business Combination Agreement. The Business Combination Agreement has been filed to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Parties. In particular, the assertions embodied in the representations and warranties in the Business Combination Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Parties. Additionally, the assertions embodied in the representations and warranties in the Business Combination Agreement were made solely for the benefit of the parties to that agreement and are qualified by information in confidential disclosure schedules provided by the Parties to each other in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Accordingly, the representations and warranties in the Business Combination Agreement are not necessarily characterizations of the actual state of facts about the Parties at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “SEC”).

The Contributions

Pursuant to the terms of the Business Combination Agreement and the ancillary documents thereto, the Sellers will contribute certain assets to the Company and SPAC Sub (as applicable) in exchange for Transaction Shares, the Forced Exercise Warrants and the Earnout Warrants (as applicable).

Pursuant to and concurrently with the execution of the Business Combination Agreement, Crypto.com entered into an Asset Contribution Agreement with Crypto.com Sub (the “Pre-Closing Crypto.com Contribution Agreement 1”) pursuant to which, immediately prior to, but contingent upon, the Closing, Crypto.com will contribute (the “Pre-Closing Crypto.com Contribution”) 6,313,000,212 Cronos tokens and all necessary physical devices required to establish and operate a Cronos proof of stake validator node and staking infrastructure (the “Cronos Assets”) to Crypto.com Sub.

Pursuant to and concurrently with the execution of the Business Combination Agreement, Crypto.com Sub entered into an Asset Contribution Agreement with the Company (the “Crypto.com Contribution and Sale Agreement” and, together with the Crypto.com Pre-Closing Contribution Agreement 1, the “Crypto.com Contribution Agreements”) pursuant to which, at the Closing, (a) Crypto.com Sub will (1) at the Closing, sell 90% of the Cronos Assets to SPAC Sub and (2) immediately following the Closing, contribute 10% of the Cronos Assets to the Company in consideration of an aggregate 100,000,000 shares of SPAC Class B Common Stock, and a Forced Exercise Warrant, exercisable for 10,000,000 shares of SPAC Class A Common Stock. In connection with the consummation of the Crypto.com Contribution Agreement 2, at the Closing, Crypto.com will license to the Company, pursuant to a Trademark License Agreement, certain intellectual property and all operational knowhow and proprietary technology required to establish and operate a Cronos proof of stake validator node, and staking infrastructure.

Pursuant to and concurrently with the execution and delivery of the Business Combination Agreement, TMTG entered into a trademark license agreement (the “TMTG License Agreement”), with Trump Media Group, LLC, a Florida limited liability company, (“Asset Company”) pursuant to which, immediately prior to, but contingent upon, the Closing, TMTG will license the rights to use the “Trump Media Group” brand name and certain other Intellectual Property rights to the Asset Company (the “Pre-Closing TMTG Contribution” and together with the Pre-Closing Crypto.com Contribution, the “Pre-Closing Contributions”).

Pursuant to and concurrently with the execution and delivery of the Business Combination Agreement, TMTG entered into an asset contribution agreement with the Company (the “TMTG Contribution Agreement”) and, together with the Crypto.com Contribution Agreements and the TMTG License Agreement, the “Contribution Agreements”) pursuant to which, at the Closing, TMTG will contribute 100% of the issued and outstanding membership interests of the Asset Company to the Company in consideration of 10,000,000 shares of SPAC Class A Common Stock, the Earnout Warrants (as described below) and a Forced Exercise Warrant, exercisable for 10,000,000 shares of SPAC Class A Common Stock.

Pursuant to and concurrently with the execution and delivery of the Business Combination Agreement and in connection with the Transactions, Crypto.com Sub, Sponsor and TMTG entered into a voting agreement (the “Voting Agreement”), pursuant to which each of the parties to the Voting Agreement agreed to, from and following the Closing, vote their SPAC Class A Common Stock and SPAC Class B Common Stock (as applicable) in accordance with the terms set forth in the Voting Agreement.

At least two business days prior to the Closing and subject to the conditions of this Agreement, the Company shall convert into a Florida corporation in accordance with the Cayman Islands Companies Act (As Revised) (the “Cayman Act”) and Section 607.1801 of the Florida Business Corporation Act, as amended (the “Conversion”).

In connection with the Conversion, (i) each then issued and outstanding SPAC Class A Ordinary Share shall convert automatically, on a one-for-one basis, into a share of SPAC Class A Common Stock; and (ii) each then issued and outstanding SPAC Class B Ordinary Share will convert automatically, on a one-for-one basis, into a share of SPAC Class A Common Stock.

The Purchase and Sale of Assets

At the Closing, subject to the terms and conditions set forth in the Business Combination Agreement and pursuant to the Contribution Agreements, the Sellers will sell to the Company (or SPAC Sub, as applicable), and the Company (or SPAC Sub, as applicable) will purchase from the Sellers, the Cronos Assets and the Asset Company Interests (as applicable) as follows:

(a)	Crypto.com Sub will (i) sell to SPAC Sub, and SPAC Sub will purchase from Crypto.com Sub, all right, title and interest in and to 90% of the Cronos Assets, free and clear of all Liens, in consideration of 90,000,000 shares of SPAC B Common Stock, and (ii) contribute to the Company, and the Company shall receive from Crypto.com Sub, all right, title and interest in and to 10% of the Cronos Assets, free and clear of all Liens, in consideration of 10,000,000 shares of SPAC Class B Common Stock and a Forced Exercise Warrant, exercisable for 10,000,000 shares of SPAC Class A Common Stock. The consideration will be allocated to SPAC Sub and the Company pursuant to the Crypto.com Contribution and Sale Agreement.

(b)	TMTG will sell to the Company, and the Company will purchase from TMTG, all right, title and interest in and to the Asset Company Interests, free and clear of all Liens, in consideration of 10,000,000 shares of SPAC Class A Common Stock and a Forced Exercise Warrant, exercisable for 10,000,000 shares of SPAC Class A Common Stock.

(c)	Additionally, in exchange for such Asset Company Interests, the Company will issue three Earnout Warrants to TMTG, each exercisable for a number of shares of SPAC Class A Common Stock equal to 7% of the Company’s outstanding capital stock at the time of the Closing, rounded to the nearest whole number. Each Earnout Warrant will be exercisable within 30 days of the occurrence of the applicable triggering event as described in the Earnout Warrants, as follows:

a.	The first Earnout Warrant will be exercisable upon the occurrence of Triggering Event I.

b.	The second Earnout Warrant will be exercisable upon the occurrence of Triggering Event II.

c.	The third Earnout Warrant will be exercisable upon the occurrence of Triggering Event III.

(d)	The Company will issue to the Sponsor a Forced Exercise Warrant exercisable (on or after the Closing Date) for 2,000,000 shares of SPAC Class A Common Stock.

The Forced Exercise Warrants will be subject to forced exercise in the event that the SPAC Class A Common Stock trades at or above $20.00 per share for at least one trading day before the third anniversary of the Closing Date, as more fully set forth therein (the “Forced Exercise Warrant Condition”); provided that, if the Forced Exercise Warrant Condition occurs before the Closing Date, each of Crypto.com’s, TMTG’s and the Sponsor’s respective cash-in amounts will be due on the Closing Date, as more fully set forth therein.

“Triggering Event I” means the first date before the fifth anniversary of the Closing Date on which the trading price of the SPAC Class A Common Stock closes at or above $11.00 per share on any trading day.

“Triggering Event II” means the first date before the fifth anniversary of the Closing Date on which the trading price of the SPAC Class A Common Stock closes at or above $20.00 per share on any trading day.

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“Triggering Event III” means the first date before the fifth anniversary of the Closing Date on which the trading price of the SPAC Class A Common Stock closes at or above $40.00 per share on any trading day.

Earnout Warrants

Pursuant to the terms of the Earnout Warrants, TMTG is entitled, upon the terms and subject to the limitations on exercise and the conditions set forth in the Earnout Warrants, at any time on or after the first date on which the Trading Price of Common Stock is at or above Triggering Event I for the first Earnout Warrant, Triggering Event II for the second Earnout Warrant, and Triggering Event III for the third Earnout Warrant (as adjusted for stock splits, stock dividends, combinations, reclassifications and similar events) (the “Trigger” and such date, the “Trigger Date”), to subscribe for and purchase from the Company, up to a number of shares equal to 7% of the Company’s outstanding capital stock at the time of the Closing, rounded to the nearest whole number (as subject to adjustment under the Earnout Warrants, the “Warrant Shares”) of SPAC Class A Common Stock. Should the Trigger occur, the Earnout Warrants must be exercised within thirty (30) days of the Company’s notification to the TMTG that such Trigger has occurred (the “Trigger Expiration Date”). The Earnout Warrants will cease to be exercisable and will terminate and become void at 5:00 p.m., New York City time, on the earlier of (a) the Trigger Expiration Date, and (b) the fifth anniversary of the execution date of such Earnout Warrant (such earlier date, the “Expiration Date”). The purchase price of one share of SPAC Class A Common Stock under the Warrant is equal to $0.001 per share, subject to adjustment under the terms of the Earnout Warrant.

The foregoing description of the Earnout Warrants and the Transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the Form of Earnout Warrant, a copy of which is filed with this Current Report as Exhibit 4.1, and the terms of which are incorporated into this Current Report by reference.

Forced Exercise Warrants

Pursuant to the terms of the Series A Forced Exercise Warrants (the “Forced Exercise Warrants”) for value received, a holder will, upon the terms and subject to the limitations on exercise and the conditions set forth in the Forced Exercise Warrant, on the first day on or after August 25, 2025, on which the Trading Price of the Shares of the Company is at or above $20.00 (as adjusted for stock splits, stock dividends, combinations, reclassifications and similar events) (the “Trigger” and, such date, the “Trigger Date”), subscribe for and purchase from the Company, 10,000.000 (or, in the case of the Sponsor, 2,000,000) shares of SPAC Class A Common Stock (as subject to adjustment, the “Forced Exercise Warrant Shares”); provided that, should the Trigger occur prior to the date of such Forced Exercise Warrant, the holder will purchase the Forced Exercise Warrant Shares on the date of the Forced Exercise Warrant in connection with the Closing (the date of forced exercise, the “Exercise Date”). The Forced Exercised Warrant will terminate and become void, and all rights thereunder will cease, at 5:00 p.m., New York City time, on the third anniversary of the Closing Date. The purchase price of one share of SPAC Class A Common Stock under the Forced Exercised Warrant is equal to $10.00, subject to adjustment under the terms of the Forced Exercise Warrant.

The foregoing description of the Forced Exercise Warrants and the Transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the Form of Forced Exercise Warrant, a copy of which is filed with this Current Report as Exhibit 4.2, and the terms of which are incorporated into this Current Report by reference.

The Closing

The Closing will occur as promptly as practicable, but in no event later than five Business Days, after the satisfaction or, if permissible, waiver of the conditions set forth in the Business Combination Agreement. Effective at the Closing, the board of directors of the Company (the “Board”) will consist of seven directors consisting of (i) three directors who are designated prior to the Closing by Crypto.com and are reasonably acceptable to the Company, of which a sufficient number (when combined with the directors in clause (ii) and (iii)) will be required to qualify as an independent director under Nasdaq rules, (ii) three directors that each qualify as independent directors under Nasdaq rules, and (iii) one director designated prior to Closing by TMTG who is reasonably acceptable to Crypto.com. Prior to Closing, Crypto.com has the exclusive right to designate and appoint the Chief Executive Officer of the Company, subject to the reasonable approval of the Board. Additionally, pursuant to the terms of the Voting Agreement and until the expiration of the Lock-Up Period (as defined below), the Company will include in its slate of nominees recommended for election as directors at each annual or special meeting of stockholders at which directors are to be elected, three individuals designated by Crypto.com and one individual designated by TMTG.

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Proxy Statement and Registration Statement

Following the execution of the Business Combination Agreement, the Company will prepare with the reasonable assistance of each of Crypto.com and TMTG, and, as promptly as practicable after completion of such audited financial statements as required by the regulations of the SEC to be included, file with the SEC a registration statement on Form S-4 (as amended or supplemented from time to time, and including the Proxy Statement/Prospectus contained therein, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the shares of (x) SPAC Class A Common Stock and SPAC Class B Common Stock (collectively, “Company Stock”) to be issued in exchange for SPAC Class A Ordinary Shares and SPAC Class B Ordinary Shares of the Company in the Conversion, and (y) the Transaction Shares, which Registration Statement will also contain a preliminary proxy statement of the Company and a prospectus (as amended, the “Proxy Statement/Prospectus”) for the purpose of soliciting proxies from the Company’s shareholders for the matters to be acted upon at the Extraordinary General Meeting and providing the Company’s shareholders an opportunity in accordance with the SPAC Memorandum and Articles and the IPO Prospectus to have their SPAC Class A Ordinary Shares redeemed (the “Redemption”) in conjunction with the shareholder vote on the Shareholder Approval Matters (defined below). The Proxy Statement/Prospectus shall include proxy materials for the purpose of soliciting proxies from the Company’s shareholders to vote, at an extraordinary general meeting of the Company’s shareholders to be called and held for such purpose (the “Extraordinary General Meeting”), in favor of resolutions approving (i) as an ordinary resolution, the adoption and approval of the Business Combination Agreement and the Transactions, (ii) as a special resolution, the approval of the Conversion, and (iii) as an ordinary resolution (or if required by applicable law or the SPAC Memorandum and Articles, as a special resolution) the adoption and approval of such other matters as the Sellers and the Company will hereafter mutually determine to be necessary or appropriate in order to effect the Transactions (the approvals described in foregoing clauses (i) through (iii), collectively, the “Shareholder Approval Matters”), and (iv) as an ordinary resolution, the adjournment of the Extraordinary General Meeting, if necessary or desirable in the reasonable determination of the Company, in each case in accordance with the SPAC Memorandum and Articles, the Cayman Act, and the rules and regulations of the SEC and Nasdaq. If on the date for which the Extraordinary General Meeting is scheduled, the Company has not received proxies representing a sufficient number of shares to obtain the Required Shareholder Approval, whether or not a quorum is present, the Company may make one or more successive postponements or adjournments of the Extraordinary General Meeting.

As soon as practicable after the Registration Statement becomes effective, the Company will set a record date for the Extraordinary General Meeting and distribute the Registration Statement to the Company’s shareholders and, pursuant thereto, shall call and convene the Extraordinary General Meeting for a date no later than thirty (30) days following the effectiveness of the Registration Statement. The Company will, through its Board, recommend to its shareholders the approval of the Shareholder Approval Matters and include such recommendation in the Proxy Statement/Prospectus , with such changes as may be mutually agreed by the parties. The Company’s Board shall not change, withdraw, withhold, qualify or modify its recommendation to its shareholders that they vote in favor of the Shareholder Approval Matters (a “Modification in Recommendation”).

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties to the Business Combination Agreement, with respect to, among other things, (a) organization and standing, (b) authorization and binding agreement, (c) governmental approvals, (d) non-contravention, (e) capitalization, (f) SEC filings, financials and internal controls, (g) no litigation, orders and permits, (h) absence of certain changes, (i) compliance with laws, (j) taxes and returns, (k) employees and employee benefit plans, (l) properties, (m) material contracts, (n) transactions with affiliates, (o) finders and brokers, (p) certain business practices, (q) insurance, (r) no other representations, (s) information supplied, (t) trust account. The representations and warranties contained in the Business Combination Agreement were made only for purposes of that agreement and as of specific dates, and are solely for the benefit of the parties thereto.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to the consummation of the Business Combination and efforts to satisfy the conditions to consummation of the Business Combination. The covenants contained in the Business Combination Agreement were made only for purposes of that agreement and as of specific dates, and are solely for the benefit of the parties thereto.

Equity Plan

As promptly as reasonably practicable following the date of the Business Combination Agreement, the Company will adopt an equity incentive plan in the form and with the terms proposed by the Sellers (the “Equity Incentive Plan”) and will submit the Equity Incentive Plan for approval by the Company’s shareholders as a proposal, and following the Closing, will file and use its reasonable best efforts to maintain an applicable registration statement for shares issued under the Equity Incentive Plan remain outstanding.

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Exclusivity Restrictions

Pursuant to the terms of the Business Combination Agreement, from the date of the Business Combination Agreement to the Closing or, if earlier, the termination of the Business Combination Agreement in accordance with its terms, the Parties have agreed, among other things, not to, without the prior written consent of the other Parties, directly or indirectly, (i) solicit, assist, initiate, continue or facilitate the making, submission or announcement of, or intentionally encourage, any Acquisition Proposal (as defined below), (ii) furnish any non-public information regarding such Party or its Affiliates or their respective businesses, operations, assets, Liabilities, financial condition, prospects or employees to any Person or group (other than a Party to the Business Combination Agreement or their respective Representatives) in connection with or in response to an Acquisition Proposal, (iii) engage or participate in discussions or negotiations with any Person or group with respect to, or that is intended or could reasonably be expected to lead to, an Acquisition Proposal, (iv) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Acquisition Proposal, (v) negotiate or enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal, or (vi) release any third Person from, or waive any provision of, any confidentiality agreement to which such Party is a party.

Conditions to Closing

Mutual Conditions to Closing

Under the terms of the Business Combination Agreement, the obligations of the Parties to consummate the Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of the following conditions: (i) receipt of the requisite shareholder approval; (ii) no Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is then in effect and which has the effect of making the Transactions or agreements contemplated by the Business Combination Agreement illegal or which otherwise prevents or prohibits consummation of the Transactions contemplated thereby; (iii) the Registration Statement will have been declared effective by the SEC and remain effective as of the Closing; (iv) the shares of Company Stock (excluding the Transaction Shares) shall have been approved for clearing through the Depository Trust Company (“DTC”) (subject to DTC’s customary eligibility criteria) and approved for listing on Nasdaq, subject only to notice of issuance; and, (v) the Parties shall have received any requisite third party Consents to the Transactions, including any Consents with respect to Antitrust Laws and the expiration of any attendant waiting periods.

Sellers’ Conditions to Closing

Additionally, under the terms of the Business Combination Agreement, the obligations of the Sellers to consummate Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of, among other customary closing conditions, the following conditions: (i) the representation and warranties of the Company contained in the Business Combination Agreement will be true and correct in all material respects, or in all respects, as applicable; (ii) the Company will have performed in all material respects all of its obligations and complied in all material respects with all of its agreements and covenants under the Business Combination Agreement to be performed or complied with by it on or prior to the Closing Date; (iii) No Material Adverse Effect shall have occurred with respect to the Company, taken as a whole, since the date of the Business Combination Agreement which is continuing and uncured; (iv) each of the covenants of the Sponsor required under the Sponsor Support Agreement to be performed as of or prior to the Closing shall have been performed in all material respects.; (v) after giving effect to the completion of the Transactions contemplated by the Business Combination Agreement, including any deferred expenses or fees and the Redemption, there will be at least $200,000,000 in the Trust Account; (vi) the Company and Sponsor shall have executed and delivered to the Sellers each agreement as required under the Business Combination Agreement; (vii) the Company and YA II PN, Ltd., a Cayman Islands exempt limited partnership and an affiliate of the Sponsor (the “Investor”) shall have executed and delivered the Backstop Agreement (defined below); and (viii) the Conversion will have been completed.

The Company and Sponsor Conditions to Closing

Additionally, under the terms of the Business Combination Agreement, the obligations of the Company and the Sponsor to consummate the Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Closing of, among other customary closing conditions, the following conditions (i) the Seller Fundamental Representations will be true and correct in all material respects, or in all respects, as applicable, on and as of the date of the Business Combination Agreement and on and as of the Closing Date (ii) each of the representations and warranties of the Sellers (other than the Seller Fundamental Representations) will be true and correct on and as of the date of the Business Combination Agreement and on and as of the Closing Date as if made on the Closing Date, except for (a) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been true and correct as of such date) and (b) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect), individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to, the Sellers or the Asset Companies, (iii) each of the Sellers will have performed in all material respects all of its obligations and complied in all material respects with all of its agreements and covenants under the Business Combination Agreement to be performed or complied with by it on or prior to the Closing Date (iv) no Material Adverse Effect shall have occurred with respect to the Sellers or the Asset Companies since the date of the Business Combination Agreement (v) certain executives of Crypto.com shall have entered into employment agreements in a form mutually satisfactory to Company and Crypto.com; (vi) the Sellers will have executed and delivered to the Company and the Sponsor each agreement as required under the Business Combination Agreement; and (vii) as of the Closing Date, the Pre-Closing Contributions have been consummated and the Contribution Agreements are in full force and effect in accordance with their terms.

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Termination

The Business Combination Agreement allows the Parties to terminate the agreement if certain conditions described in the Business Combination Agreement are satisfied, including (i) by mutual written consent of the Parties; (ii) by written notice to the other Parties by any Party if any of the conditions to Closing set forth in the Business Combination Agreement have not been satisfied or waived by August 25, 2026, the date that is one (1) year from the date of the Business Combination Agreement (the “Outside Date”); (iii) by written notice to the other Parties by any Party if a Governmental Authority of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions contemplated by the Business Combination Agreement, and such Order or other action has become final and non-appealable; (iv) by written notice by Crypto.com or TMTG to the other Parties, if (a) there has been a material breach by the Company of any of its representations, warranties, covenants or agreements contained in the Business Combination Agreement, or if any representation or warranty of the Company shall have become materially untrue or materially inaccurate, in any case, which would result in a failure of a condition set forth in the Business Combination Agreement to be satisfied (treating the Closing Date for such purposes as the date of the Business Combination Agreement or, if later, the date of such breach), and (b) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) 20 days after written notice of such breach or inaccuracy is provided to the Company by the Sellers or (B) five Business Days prior to the Outside Date; (v) by written notice by Crypto.com or TMTG to the other Parties if there has been a Modification in Recommendation; (vi) by written notice by the Company to the Sellers, if (a) there has been a material breach by either Seller of any of their respective representations, warranties, covenants or agreements contained in the Business Combination Agreement, or if any representation or warranty of such Parties shall have become materially untrue or materially inaccurate, in any case, which would result in a failure of a condition as set forth in the Business Combination Agreement to be satisfied (treating the Closing Date for such purposes as the date of the Business Combination Agreement or, if later, the date of such breach), and (b) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) 20 days after written notice of such breach or inaccuracy is provided to the Sellers by SPAC or (B) five Business Days prior to the Outside Date; and (vii) without prejudice to the Company’s obligations under the Business Combination Agreement, by written notice by either the Company or the Sellers to the others if the Extraordinary General Meeting is held (including any adjournment or postponement thereof) and has concluded, the Company’s Shareholders have duly voted, and the Required Shareholder Approval was not obtained.

Sponsor Support Agreement

The Parties have entered into the Sponsor Support Agreement (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed, among other things, to vote in favor of each Shareholder Approval Matter, against any Acquisition Proposal or Alternative Transaction (each as defined in the Sponsor Support Agreement), against any merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company (other than the Transactions), against any change in the business of the Company; and against any proposal, action or agreement involving the Company that would or would reasonably be expected to (i) impede, frustrate, prevent or nullify any provision of the Sponsor Support Agreement, the Business Combination Agreement or any ancillary document, (ii) result in a breach in any material respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Business Combination Agreement or any ancillary document, (iii) result in any of the conditions in respect of obligations of the Company or the Parties set forth in Article VIII of the Business Combination Agreement not being fulfilled, or (iv) change in any manner the capitalization of, including the voting rights of any class of share capital of, the Company (other than in connection with the Shareholder Approval Matters).

The foregoing description of the Sponsor Support Agreement and the Transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the actual agreement, a copy of which is filed with this Current Report as Exhibit 10.1, and the terms of which are incorporated into this Current Report by reference.

Backstop Subscription Agreement

The Company and the Investor entered into a Backstop Agreement (the “Backstop Agreement”) concurrently with the execution of the Business Combination Agreement. Pursuant to the Backstop Agreement, Sponsor (or such Affiliate of Sponsor) will commit to purchase in a private placement prior to the closing of the Transactions certain securities of Company to the extent necessary to have the condition set forth in Section 8.2(e) of the Business Combination Agreement be satisfied.

The foregoing description of the Backstop Agreement and the Transactions contemplated thereby are not complete and is subject to, and qualified in its entirety by reference to, the agreed upon form of Backstop Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 to this Current Report, and the terms of which are incorporated into this Current Report by reference.

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Registration Rights Agreement

In connection with the Transactions, the Sponsor, TMTG, Crypto.com Sub, the Company and certain other holders named therein will amend and restate the existing registration rights agreement dated June 26, 2025 between the Sponsor and the Company pursuant to an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) at the Closing. Under the terms of the Registration Rights Agreement, the Company will be obligated to file one or more registration statements to register the resales of the Shares of Company Stock held by the Sellers and the Sponsor after the Closing. Holders (as defined in the Registration Rights Agreement) holding at least a majority of the then-outstanding number of Registrable Securities (as defined in the Registration Rights Agreement) are entitled under the Registration Rights Agreement to make a written demand for registration under the Securities Act of all or part of their Registrable Securities, up to a total of three such demands or no more than an aggregate of two demands in any twelve (12)-month period. In addition, pursuant to the terms of the Registration Rights Agreement and subject to certain requirements and customary conditions, such Holders may demand at any time or from time to time, that the Company file a registration statement on Form S-3 (or any similar short-form registration which may be available) to register the resale of the registrable securities of the Company held by such Holders. The Registration Rights Agreement will also provide such Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

Under the Registration Rights Agreement, the Company will indemnify such holders of Registrable Securities and its officers and directors and each person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Proxy Statement/Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein.

The foregoing description of the Registration Rights Agreement and the Transactions contemplated by the Registration Rights Agreement is not complete and is subject to, and qualified in its entirety by reference to, the agreed upon form of Registration Rights Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.3 to this Current Report, and the terms of which are incorporated into this Current Report by reference.

Lock-Up Agreement

In connection with the Business Combination Agreement, the Company, the Sellers, the Sponsor, the Post-Closing Officers and the Post-Closing Board (the “Lock-Up Parties”) will enter into the Lock-Up Agreement. The Lock-Up Agreement will provide that, subject to certain exceptions, each of the Lock-Up Parties agrees that without the prior written consent of the Company, during the 12-month period beginning on the Closing Date and ending on the first anniversary of the Closing Date (the “Initial Lock-Up Period”), not to, and agrees not cause any direct or indirect Affiliate to, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidation with respect to or decrease a call equivalent position within the meaning of Section 16 of the Securities and Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder with respect to, any Restricted Securities, (ii) enter into any hedging, swap or other arrangement or transaction that transfers to another, in whole or in part, any of the economic consequences of ownership of any Restricted Securities, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce the intention to effect any transaction specified in clause (i) or (ii) (any of the foregoing described in clauses (i), (ii) or (iii), a “Prohibited Transfer”). During the 6-month period following the Initial Lockup Period (“Window 1”), the Lock-Up Party and any direct or indirect Affiliate may sell up to 10% of Lock-Up Party’s Restricted Securities. During the 6-month period following Window 1 (“Window 2”), the Lock-Up Party and any direct or indirect Affiliate may sell up to 15% of the Lock-Up Party’s aggregate Restricted Securities. During the 12-month period following Window 2 (“Window 3”) the Lock-Up Party and any direct or indirect Affiliate may sell up to 25% of the Lock-Up Party’s aggregate Restricted Securities so long as no more than 10% of the Lock-Up Party’s aggregate Restricted Securities are sold within any 3-month period. During the 12-month period following Window 3 (“Window 4”), the Lock-Up Party and any direct or indirect Affiliate may sell up to 25% of the Lock-Up Party’s aggregate Restricted Securities so long as no more than 10% of the Lock-Up Party’s aggregate Restricted Securities are sold within any 3-month period. At the conclusion of Window 4, the Lock-Up Party and any direct or indirect Affiliate may sell all remaining aggregate shares.

The foregoing description of the Lock-Up Agreement and the Transactions contemplated by the Lock-Up Agreement is not complete and is subject to, and qualified in its entirety by reference to, the agreed upon form of Lock-Up Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.4 to this Current Report, and the terms of which are incorporated into this Current Report by reference.

Stock Purchase Agreement

In connection with the Transactions, the Company and the Investor will enter into a Stock Purchase Agreement at the Closing, pursuant to which the Investor will commit to purchase up to $5,000,000,000 of the SPAC Class A Common Stock (the “Commitment Amount”) at a price per share equal to 97.25% of the market price of such shares in consideration of a commitment fee payable in cash or in shares of SPAC Class A Common Stock to the Investor, as more fully set forth therein (the “Stock Purchase Agreement”).

The foregoing description of the Stock Purchase Agreement and the Transactions contemplated by the Stock Purchase Agreement is not complete and is subject to, and qualified in its entirety by reference to, the agreed upon form of Stock Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.5 to this Current Report, and the terms of which are incorporated into this Current Report by reference.

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Item 3.02.                   Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities to be issued in connection with the Business Combination Agreement and the Transactions will not be registered under the Securities Act, and issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, and/or Regulation D and Regulation S promulgated thereunder.

Item 5.02.                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Previous Directors

Effective August 21, 2025, Scott Glabe, Devin Nunes and Michael Rosselli resigned from the Board. Their resignations were not a result of any disagreement with the Company.

Appointment of New Directors

Effective August 21, 2025, Owen May and Ted McDonagh were appointed to the Board. In connection with their appointment to the Board, Messrs. May and McDonagh each entered into indemnity agreements with the Company.

Other than the foregoing, Messrs. May and McDonagh are not party to any arrangement or understanding with any person pursuant to which they were appointed as a director, nor are they party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Owen A. May is an investment banker with over three decades of experience in financial advisory, mergers & acquisitions, and strategic business development. As the CEO and Founder of MD Global Partners since its inception in 2005, Owen has built the firm into a leading financial services company specializing in capital raising, corporate restructuring, and M&A advisory for small-cap and middle-market companies. Owen has structured and closed numerous deals across the U.S., Europe, Israel, and China, with expertise spanning reverse mergers, business turnarounds, IPOs, and cross-border transactions. His strong relationships with institutional investors, private equity firms, and corporate clients have driven significant revenue growth and high-value transactions for the firm. In addition to his role at MD Global Partners, Owen currently serves on the Board of Directors for Sono Group N.V. (audit committee), the New York Society for the Prevention of Cruelty to Children (NYSPCC) (audit committee), and Ten North Group, LLC (chairman, finance and audit committee). He also sits on the advisory board of Syredix Bio. Owen is an Emeritus member of the Board of Visitors at the Fuqua School of Business, Duke University, and a member of the President's Council at the University of Miami. Owen is currently 65 years old and has been the CEO of MD Global Partners for 20 years. Owen holds an MBA from Duke University’s Fuqua School of Business and a bachelor’s degree in biology from the University of Miami, blending scientific knowledge with business acumen.

Ted McDonagh is Managing Director and Partner, Private Wealth Advisor at Ashton Thomas,  a leading diversified financial advisory firm that specializes in advising foundations, business entities, and affluent individuals and families, based in Scottsdale, AZ. Leveraging the knowledge and experience of an extended career in financial services, Ted and his team advise entrepreneurs, C-suite executives, family office clients, and retirement plans. Ted was previously with Alex. Brown, a division of Raymond James, where he was a member of the firm’s Chairman’s Council. He joined Alex. Brown in 2008 and served as an advisor to affluent clients throughout his tenure with the firm. Earlier in his career, Ted was an advisor with Lehman Brothers in New York. He is a graduate of the University of Delaware, from which he received a Bachelor of Science degree in political science and economics.

Departure of Executive Officer

Effective August 21, 2025, Michael Rosselli resigned as Chief Financial Officer of the Company.

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Appointment of New Executive Officer

Effective August 25, 2025, Troy Rillo was appointed as Chief Financial Officer of the Company to replace Mr. Rosselli. In connection with his appointment as an executive officer, Mr. Rillo entered into an indemnity agreement with the Company.

Troy Rillo, 57, serves as our Chief Financial Officer. He is an accomplished business executive and attorney with extensive experience in corporate finance, securities law, and investment management. Troy is a partner with Yorkville Advisors Global, LP, an SEC-registered investment adviser to a family of hedge funds, where he has since 2004 been instrumental in the firm’s growth and strategic direction. Yorkville Advisors Global, LLC serves as the manager of Yorkville Acquisition Sponsor, LLC, the sponsor of Yorkville Acquisition Corp. He also currently serves as Co-Chief Executive Officer of Yorkville Securities LLC, an SEC registered broker-dealer and member of FINRA, and President and Chief Executive Officer, and member of the Board of Managers, of Yorkville America, LLC, an affiliated SEC-registered investment adviser focused on branded investment products, including separately managed accounts and exchange-traded funds.

 Prior to joining Yorkville Advisors, Troy was a corporate and securities partner at K&L Gates LLP, a leading international law firm, where he advised public and private companies on capital-raising transactions, mergers and acquisitions, and securities compliance. Troy is widely recognized as an authority in corporate and securities law and is a frequent speaker on related topics. He earned both his J.D. and B.S. in Finance, magna cum laude, from the University of Florida. While in law school, he served as a member of the Florida Law Review and was elected to the Order of the Coif. He is admitted to practice law in New Jersey and Florida.

Committee Composition

 Effective August 21, 2025, the Board appointed Messrs. May and McDonagh to serve as members of the Audit Committee and Compensation Committee of the Board.

As such, as of August 21, 2025, the composition of the committees of the Board were:

Audit Committee

Omar Hasan

Owen May

Ted McDonagh

Compensation Committee

Mark Angelo

Omar Hasan

Owen May

Ted McDonagh

Additional Information and Where to Find It

The Company intends to file with the SEC the Registration Statement, which will include the Proxy Statement/Prospectus in connection with the Transactions. The definitive Proxy Statement/Prospectus and other relevant documents will be mailed to shareholders of the Company as of a record date to be established for voting on the Transactions and other matters as described in the Proxy Statement/Prospectus. The Company will also file other documents regarding the Transactions with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF THE COMPANY AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTIONS. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by the Company, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: Yorkville Acquisition Corp., 1012 Springfield Avenue, Mountainside, New Jersey 07092; e-mail: YORK@mzgroup.us.

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NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

The Company and its respective directors, executive officers, certain of its shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Transactions. A list of the names of such persons, and information regarding their interests in the Transactions and their ownership of the Company’s securities are, or will be, contained in the Company’s filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s shareholders in connection with the Transactions, including the names and interests of the Company’s directors and executive officers, will be set forth in the Registration Statement and Proxy Statement/Prospectus, which is expected to be filed by the Company with the SEC. Investors and security holders may obtain free copies of these documents as described above.

Forward-Looking Statements:

This Current Report contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Transactions, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding the Company and the Transactions and statements regarding the anticipated benefits and timing of the completion of the Transactions, the assets contributed pursuant to the Contribution Agreements and Trademark License Agreement, Cronos’ prominence as a digital asset and as the foundation of the American digital economy, the planned business strategy, plans and use of proceeds, the upside potential and opportunity for investors, the Company’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the Transactions, the satisfaction of closing conditions to the Transactions and the level of redemptions of the Company’s public shareholders, and the Company’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including, but not limited to: the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; the risk that the Transactions may not be completed by the Company’s business combination deadline; the failure by the Parties to satisfy the conditions to the consummation of the Transactions, including the approval of the Company’s shareholders; failure to realize the anticipated benefits of the Transactions; the level of redemptions of the Company’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the SPAC Class A Ordinary Shares or the SPAC Class A Common Stock; the lack of a third-party fairness opinion in determining whether or not to pursue the Transactions; the failure of the Company to obtain or maintain the listing of its securities on any securities exchange after closing of the Transactions; costs related to the Transactions; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s anticipated operations and business, including the highly volatile nature of the price of CRO; the risk that the Company’s stock price will be highly correlated to the price of CRO and the price of CRO may decrease between the signing of the definitive documents for the Transactions and the closing of the Transactions or at any time after the closing of the Transactions; risks related to increased competition in the industries in which the Company will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding CRO; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the Transactions, the Company experiences difficulties managing its growth and expanding operations; the risks that growing the Company’s validator operations could be difficult; challenges in implementing our business plan including operating a Cronos validator, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which SPAC Class A Common Stock will be listed or by the SEC, which may impact our ability to list the SPAC Class A Common Stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against the Company or others following announcement of the Transactions, and those risk factors discussed in documents that the Company filed, or that will be filed, with the SEC.

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The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of the Company dated as of June 26, 2025 and filed by the Company with the SEC on June 30, 2025, the Company’s Quarterly Reports on Form 10-Q, the Registration Statement that will be filed by the Company and the Proxy Statement/Prospectus contained therein, and other documents filed by the Company from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company gives no assurance that it will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

No Offer or Solicitation

This Current Report and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of the Company, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1†	Business Combination Agreement, dated as of August 25, 2025, by and among the Company, SPAC Sub, Crypto.com, Crypto.com Sub, TMTG and the Sponsor.
4.1	Form of Earnout Warrant between the Company and TMTG.
4.2	Form of Forced Exercise Warrant between the Company and the holders.
10.1	Sponsor Support Agreement, dated as of August 25, 2025, by and among the Company, SPAC Sub, Crypto.com, Sponsor and the Sellers.
10.2	Backstop Agreement, dated as of August 25, 2025, between the Company and the Investor.
10.3	Form of Registration Rights Agreement by and among the Company, TMTG and the Sellers.
10.4	Form of Lock-Up Agreement between the Company and the Lock-Up Parties.
10.5	Form of Stock Purchase Agreement between the Company and the Investor.
10.6	Form of Indemnity Agreement (incorporated herein by reference to Exhibit 10.7 to Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-286569), filed by the Company with the SEC on June 6, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2025	YORKVILLE ACQUISITION CORP.

	By:	/s/ Troy Rillo
	Name:	Troy Rillo
	Title:	Chief Financial Officer

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